Derivative Liability	12 Months Ended
Dec. 31, 2011
Derivative Liability

Note 6 - Derivative Liability

The convertible revolving credit agreement (see Note 5) entered into during the year ended December 31, 2011 meets the definition of a hybrid instrument, as defined in ASC Topic 815 “Derivatives and Hedging”. The hybrid instrument is comprised of a (i) a debt instrument, as the host contract and (ii) an option to convert the debt outstanding under the revolving credit agreement into shares of our common stock, as an embedded derivative. The embedded derivative derives its value based on the underlying fair value of the shares of our common stock. The embedded derivative is not clearly and closely related to the underlying host debt instrument since the economic characteristics and risk associated with this derivative are based on the common stock fair value.

We determined the fair value of the embedded derivative and record it as a discount to the debt and a derivative liability on the date of issue. The discount is amortized to other expenses over the term of the revolving credit agreement and will be fully amortized at the maturity of the agreement on September 30, 2012. Upon conversion of the debt to equity, any remaining unamortized discount is charged to financing expense.

The embedded derivative does not qualify as a fair value or cash flow hedge under ASC 815. Accordingly, changes in the fair value of the embedded derivative are immediately recognized in earnings and classified as a gain or loss on the embedded derivative financial instrument in the accompanying statements of operations. We recognized a gain of approximately $5,400 for the year ended December 31, 2011.

We are required to disclose the fair value measurements required by Accounting for Fair Value Measurements. The derivative liability recorded at fair value in the balance sheet as of December 31, 2011 is categorized based upon the level of judgment associated with the inputs used to measure its fair value. Hierarchical levels, defined by Fair Value Measurements are directly related to the amount of subjectivity associated with the inputs to fair valuation of the liability is as follows:

Level 1 —	Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date;

Level 2 —	Inputs other than Level 1 inputs that are either directly or indirectly observable; and

Level 3 —	Unobservable inputs, for which little or no market data exist, therefore requiring an entity to develop its own assumptions.

The following table summarizes the financial liability measured at fair value on a recurring basis as of December 31, 2011, segregated by the level of the valuation inputs within the fair value hierarchy utilized to measure fair value:

				Liabilities
	Level 1	Level 2	Level 3	at fair value
Derivative liability	$-	$-	$113,271	$113,271
Total	$-	$-	$113,271	$113,271

The following table is a reconciliation of the derivative liability for which Level 3 inputs were used in determining fair value:

Beginning balance as of January 1, 2011	$-
Fair value of conversion feature	118,663
Gain in fair value	(5,392)
Ending balance as of December 31, 2011	$113,271

In accordance with Accounting for Derivative Instruments and Hedging, we calculated the fair value of the revolving credit agreement conversion feature using the Black–Scholes option pricing model and the assumptions used in the model were as follows:

December 31, 2011
Expected volatility	71%
Expected life (months)	9
Risk free interest rate	0.11%
Forfeiture rate	-
Dividend rate	-